Exhibit 17(f)

YOUR VOTE IS VERY IMPORTANT!

PLEASE SIGN, DATE AND RETURN THIS

PROXY CARD IN THE

ENCLOSED ENVELOPE TODAY

Your Proxy Vote is important!

And now you can Vote your Proxy on the PHONE or the INTERNET.

It saves Money! Telephone and Internet voting saves postage costs. Savings which can help minimize fund expenses.

It saves Time! Telephone and Internet voting is instantaneous – 24 hours a day.

It’s Easy! Just follow these simple steps:

1. Read your proxy statement and have it at hand.

2. Call toll-free [ ] or go to website: [ ]

3. Enter the 14-digit number located in the shaded box from your Proxy Card.

4. Follow the recorded or on-screen directions.

5. Do not mail your Proxy Card when you vote by phone or Internet.

Please detach at perforation before mailing.

PROXY	SUNAMERICA FOCUSED ALPHA GROWTH FUND, INC.	PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned shareholder of the SunAmerica Focused Alpha Growth Fund, Inc. (“FGF”), hereby appoints [James Nichols, Donna Handel, John Genoy, Gregory Bressler, Kathleen Fuentes, John McLean and Joseph Duronio] and each of them, the attorneys and proxies for the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of common stock of FGF standing in the name of the undersigned as of the close of business on October 11, 2011, at a Joint Special Meeting of Shareholders (the “Special Meeting”) to be held at the offices of SunAmerica Asset Management Corp., Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311 at 10:00 a.m. (Eastern time), on Monday, December 19, 2011, and any and all postponements and adjournments thereof, with all powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Combined Prospectus/Proxy Statement for the meeting. The undersigned hereby acknowledges receipt of the Notice of Special Meeting and Combined Prospectus/Proxy Statement dated [            ], 2011 and hereby revokes any proxy previously given.

The votes entitled to be cast by the undersigned, will be cast in the manner directed herein by the undersigned shareholder. If no direction is made, the votes entitled to be cast by the undersigned will be cast “FOR” the Proposals.

By signing and dating the reverse side of this card, you authorize the proxies to cast all votes you are entitled to cast at the Special Meeting as marked, or if not marked, to vote “FOR” the Proposals, and to use their discretion to vote for any other matter as may properly come before the Special Meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: [ ]

Note: Please sign exactly as name appears on the records of the Corporation and date. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature(s)

Signature(s)

Date

YOUR VOTE IS VERY IMPORTANT!

PLEASE SIGN, DATE AND RETURN THIS

PROXY CARD IN THE

ENCLOSED ENVELOPE TODAY

Important Notice Regarding the Availability of Proxy Materials for the SunAmerica Focused Alpha

Growth Fund, Inc. Special Shareholder Meeting to Be Held on December 19, 2011.

The Proxy Statement for this meeting is available at: [website]

Please detach at perforation before mailing.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example:     ■

The Board of Directors of FGF recommends a vote FOR the approval of the following Proposals.

1.	To consider a proposal to approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets of FGF to the SunAmerica Focused Alpha Growth Fund (“Focused Alpha Growth Fund”), a series of SunAmerica Specialty Series, in exchange for Class A shares of Focused Alpha Growth Fund having an aggregate net asset value equal to the value of FGF’s assets and the assumption by Focused Alpha Growth Fund of all liabilities of FGF; the distribution of such Class A shares to the shareholders of FGF in complete liquidation of FGF; and the dissolution of FGF under Maryland law; and	FOR ☐	AGAINST ☐	ABSTAIN ☐

2.	To transact such other business as may properly be presented at the Special Meeting or any postponement or adjournment thereof.

PLEASE SIGN AND DATE ON THE REVERSE SIDE

YOUR VOTE IS VERY IMPORTANT!

PLEASE SIGN, DATE AND RETURN THIS

PROXY CARD IN THE

ENCLOSED ENVELOPE TODAY

Your Proxy Vote is important!

And now you can Vote your Proxy on the PHONE or the INTERNET.

It saves Money! Telephone and Internet voting saves postage costs. Savings which can help minimize fund expenses.

It saves Time! Telephone and Internet voting is instantaneous – 24 hours a day.

It’s Easy! Just follow these simple steps:

1. Read your proxy statement and have it at hand.

2. Call toll-free [ ] or go to website: [ ]

3. Enter the 14-digit number located in the shaded box from your Proxy Card.

4. Follow the recorded or on-screen directions.

5. Do not mail your Proxy Card when you vote by phone or Internet.

Please detach at perforation before mailing.

PROXY	SUNAMERICA FOCUSED ALPHA LARGE-CAP FUND, INC.	PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned shareholder of the SunAmerica Focused Alpha Large-Cap Fund, Inc. (“FGI”), hereby appoints [James Nichols, Donna Handel, John Genoy, Gregory Bressler, Kathleen Fuentes, John McLean and Joseph Duronio] and each of them, the attorneys and proxies for the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of common stock of FGI standing in the name of the undersigned as of the close of business on October 11, 2011, at a Joint Special Meeting of Shareholders (the “Special Meeting”) to be held at the offices of SunAmerica Asset Management Corp., Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311 at 10:00 a.m. (Eastern time), on Monday, December 19, 2011, and any and all postponements and adjournments thereof, with all powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Combined Prospectus/Proxy Statement for the meeting. The undersigned hereby acknowledges receipt of the Notice of Special Meeting and Combined Prospectus/Proxy Statement dated [            ], 2011 and hereby revokes any proxy previously given.

The votes entitled to be cast by the undersigned, will be cast in the manner directed herein by the undersigned shareholder. If no direction is made, the votes entitled to be cast by the undersigned will be cast “FOR” the Proposals.

By signing and dating the reverse side of this card, you authorize the proxies to cast all votes you are entitled to cast at the Special Meeting as marked, or if not marked, to vote “FOR” the Proposals, and to use their discretion to vote for any other matter as may properly come before the Special Meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: [ ]

Note: Please sign exactly as name appears on the records of the Corporation and date. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature(s)

Signature(s)

Date

YOUR VOTE IS VERY IMPORTANT!

PLEASE SIGN, DATE AND RETURN THIS

PROXY CARD IN THE

ENCLOSED ENVELOPE TODAY

Important Notice Regarding the Availability of Proxy Materials for the SunAmerica Focused Alpha

Large-Cap Fund, Inc. Special Shareholder Meeting to Be Held on December 19, 2011.

The Proxy Statement for this meeting is available at: [website]

Please detach at perforation before mailing.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example:    ■

The Board of Directors of the Corporation recommends a vote FOR the approval of the following Proposals.

1.	To consider a proposal to approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets of FGI to the SunAmerica Focused Alpha Large-Cap Fund (“Focused Alpha Large-Cap Fund”), a series of SunAmerica Specialty Series, in exchange for Class A shares of Focused Alpha Large-Cap Fund having an aggregate net asset value equal to the value of FGI’s assets and the assumption by Focused Alpha Large-Cap Fund of all liabilities of FGI; and the distribution of such Class A shares to the shareholders of FGF in complete liquidation of FGI; and the dissolution of FGI under Maryland law; and	FOR ☐	AGAINST ☐	ABSTAIN ☐

2.	To transact such other business as may properly be presented at the Special Meeting or any postponement or adjournment thereof.

PLEASE SIGN AND DATE ON THE REVERSE SIDE